                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                    SAUER INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    SAUER INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Danfoss Fluid Power A/S common stock, par value DKK 100 per share Danfoss Fluid Power Inc. common stock, no par value per share
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         500,000 shares of Danfoss Fluid Power A/S
         100 shares of Danfoss Fluid Power Inc.
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         $106,989,000*
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         $271,300,000
         -----------------------------------------------------------------------
     (5) Total fee paid:
         $21,397.80
         -----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

* Based upon the book value of the securities of Danfoss Fluid Power A/S and Danfoss Fluid Power Inc. (the "Danfoss Fluid Power Companies") as of October 3, 1999 (the latest date for which financial statements are currently available), computed by subtracting from Total Stockholders' Equity for the Danfoss Fluid Power Companies the amount of long term debt recorded by Danfoss A/S (the parent of the Danfoss Fluid Power Companies) and attributable to the Danfoss Fluid Power Companies.

                                                            April 12, 2000

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Special Meeting of Stockholders of Sauer Inc. to be held on May 3, 2000. YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL THREE PROPOSALS UNDER CONSIDERATION.

Since approval of Proposal 3, regarding certain amendments to Sauer's Certificate of Incorporation, requires the affirmative vote of at least 80% of the outstanding stock, YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. If you have not already done so, please vote TODAY by telephone, by Internet, or by signing and returning the enclosed proxy card in the postage-paid envelope provided.

Thank you for your support.

Sincerely yours,



Klaus H. Murmann
Chairman and Chief Executive Officer



--------------------------------------------------------------------------------

                                  IMPORTANT NOTE:
                                  ---------------

   THE INTERNET ADDRESS SHOWN ON THE PROXY CARD  PREVIOUSLY SENT TO YOU WAS
                                MISPRINTED.
                       WE APOLOGIZE FOR ANY INCONVENIENCE.

                    TO VOTE VIA THE INTERNET, PLEASE REFER TO
         THE CORRECT INTERNET ADDRESS SHOWN ON THE PROXY CARD ENCLOSED.
           YOU ALSO HAVE THE OPTION OF VOTING BY TELEPHONE OR MAIL --
        Simply follow the easy instructions on the enclosed proxy card.

            If you have any questions, or need assistance in voting
                your shares, please call our proxy solicitor:

                          INNISFREE M&A INCORPORATED
                       TOLL-FREE AT 1-888-750-5834, OR
                         CALL COLLECT AT 212-750-5833.

--------------------------------------------------------------------------------

  WE URGE YOU TO CAREFULLY READ THE PROXY STATEMENT DATED MARCH 28, 2000 IN
    ITS ENTIRETY.  IF YOU HAVE NOT RECEIVED THE PROXY STATEMENT, PLEASE
       CALL INNISFREE M&A INCORPORATED, WHO IS ASSISTING US IN THE
               SOLICITATION, AT THE NUMBER SHOWN ABOVE.

                                                                  April 12, 2000


Dear Fellow Stockholder:

We have previously sent to you proxy material for the Special Meeting of Stockholders of Sauer Inc. to be held on May 3, 2000. YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL THREE PROPOSALS UNDER CONSIDERATION.

Since approval of Proposal 3, regarding certain amendments to Sauer's Certificate of Incorporation, requires the affirmative vote of at least 80% of the outstanding stock, YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. If you have not already done so, please vote TODAY by telephone, by Internet, or by signing and returning the enclosed proxy card in the postage-paid envelope provided.

Thank you for your support.

Sincerely yours,



Klaus H. Murmann
Chairman and Chief Executive Officer




--------------------------------------------------------------------------------

                                IMPORTANT NOTE:
                                ----------------

             REMEMBER, YOU CAN NOW VOTE BY TELEPHONE OR INTERNET -- Simply follow the easy instructions on the enclosed proxy card.


           If you have any questions, or need assistance in voting your shares, please call our proxy solicitor:

                           INNISFREE M&A INCORPORATED
                        TOLL-FREE AT 1-888-750-5834, OR
                         CALL COLLECT AT 212-750-5833.

--------------------------------------------------------------------------------

 WE URGE YOU TO CAREFULLY READ THE PROXY STATEMENT DATED MARCH 28, 2000 IN ITS
      ENTIRETY.  IF YOU HAVE NOT RECEIVED THE PROXY STATEMENT, PLEASE CALL
            INNISFREE M&A INCORPORATED, WHO IS ASSISTING US IN THE
                    SOLICITATION, AT THE NUMBER SHOWN ABOVE.